Exhibit 99.1

News Release
L.B. FOSTER ANNOUNCES THE APPOINTMENT OF RAYMOND T. BETLER TO ITS BOARD OF DIRECTORS

PITTSBURGH, PA, August 3, 2020 – L.B. Foster Company (NASDAQ: FSTR), a leading manufacturer and distributor of products and provider of services for transportation and energy infrastructure, announced today that Raymond T. Betler has been appointed to the Company’s Board of Directors effective August 3, 2020. Mr. Betler brings a wide range of knowledge and skills to the board that includes more than four decades of experience in the transportation industry leading up to his most recent position serving as President & Chief Executive Officer of Wabtec (NYSE:WAB). On July 1, 2019, Mr. Betler retired as President & CEO of Wabtec after holding the position for five years. Prior to that, Mr. Betler held the positions of Chief Operating Officer, and Vice President and Group Executive of Wabtec’s Transit Group. He joined Wabtec in 2008 when revenue was approximately $1 billion and retired in 2019 when revenue was approximately $9 billion.

During Mr. Betler’s leadership at Wabtec, he oversaw two of the Company’s most strategic acquisitions, Faiveley Corporation in 2016 and GE Transportation in 2019. Prior to joining Wabtec, Mr. Betler spent 30 years with Westinghouse Transportation and its associated companies where his background in engineering helped him progress into management positions. As Vice President of Engineering and later President, he helped guide the Company through several successful transit systems projects that often exceeded $10 million in size and occasionally reached more than one billion dollars in value. Through Mr. Betler’s career, he has gained a wealth of knowledge in rail transportation systems and related technologies that are having an impact on the way rail operators are modernizing today.

Robert Bauer, L.B. Foster President & CEO commented on the appointment; “Ray is a seasoned executive who has led a multi-billion dollar public company focused on technologies and systems for transit and freight rail operators and OEM’s. The experience he has in the industry, coupled with his management experience of leading a complex multinational company will bring valuable experience into our board room. We welcome his insight on strategic plans and specifically ideas around our evolution toward rail technologies.”
Mr. Betler also serves on the boards of Dollar Bank and CNX Midstream Partners. He is a member of the Advisory Board of Carnegie Mellon College of Engineering, Electrical and Computer Engineering departments, including the Federal Transportation Center at CMU.

About L.B. Foster Company
L.B. Foster is a leading manufacturer and distributor of products and provider of services for transportation and energy infrastructure with locations in North America and Europe. For more information, please visit www.lbfoster.com.

This release may contain “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Forward-looking statements provide management's current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Sentences containing words such as “believe,” “intend,” “plan,” “may,” “expect,” “should,” “could,” “anticipate,” “estimate,” “predict,” “project,” or their negatives, or other similar expressions of a future or forward-looking nature generally should be considered forward-looking statements. Forward-looking statements in this release are based on management's current expectations and assumptions about future events that involve inherent risks and uncertainties and may concern, among other things, the Company’s expectations relating to our strategy, goals, projections, and plans regarding our financial position, liquidity, capital resources, and results of operations and decisions regarding our strategic growth initiatives, market position, and product development. While the Company considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory, and other risks and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control. The Company cautions readers that various factors could cause the actual results of the Company to differ materially from those indicated by forward-looking statements. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Among the factors that could cause the actual results to differ materially from those indicated in the forward-looking statements are risks and uncertainties related to: the COVID-19 pandemic, and any future global health crises, and the related social, regulatory, and economic impact and the response thereto by the Company, our employees, our customers, and national, state, or local governments; a continued deterioration in the prices of oil and natural gas and the related impact on the upstream and midstream energy markets; a continuation or worsening of the adverse economic conditions in the markets we serve, whether as a result of the current COVID-19 pandemic, including its impact on travel and demand for oil and gas, and the continued deterioration in the prices for oil and gas, or otherwise; volatility in the global capital markets, including interest rate fluctuations, which could adversely affect our ability to access the capital markets on terms that are favorable to us; restrictions on our ability to draw on our credit agreement, including as a result of any future inability to comply with restrictive covenants contained therein; a continuing decrease in freight or transit rail traffic, including as a result of the COVID-19 pandemic; environmental matters, including any costs associated with any remediation and monitoring; the risk of doing business in international markets; our ability to effectuate our strategy, including cost reduction initiatives, and our ability to effectively integrate acquired businesses and realize anticipated benefits; costs of and impacts associated with shareholder activism; customer restrictions regarding the on-site presence of third party providers due to the COVID-19 pandemic; the timeliness and availability of materials from our major suppliers, including any continuation or worsening of the disruptions in the supply chain recently experienced as a result of the COVID-19 pandemic, as well as the impact on our access to supplies of customer preferences as to the origin of such supplies, such as customers’ concerns about conflict minerals; labor disputes; cyber-security risks such as data security breaches, malware, ransomware, “hacking,” and identity theft, a failure of which could disrupt our business and may result in misuse or misappropriation of confidential or proprietary information, and could result in the disruption or damage to our systems, increased costs and losses, or an adverse effect to our reputation; the continuing effective implementation of an enterprise resource planning system; changes in current accounting estimates and their ultimate outcomes; the adequacy of internal and external sources of funds to meet financing needs, including our ability to negotiate any additional necessary amendments to our credit agreement or the terms of any new credit agreement, and reforms regarding the use of LIBOR as a benchmark for establishing applicable interest rates; the Company’s ability to manage its working capital requirements and indebtedness; domestic and international taxes, including estimates that may impact these amounts; foreign currency fluctuations; inflation; domestic and foreign government regulations, including tariffs; economic conditions and regulatory changes caused by the United Kingdom’s exit from the European Union in January 2020; a lack of state or federal funding for new infrastructure projects; an increase in manufacturing or material costs; the loss of future revenues from current customers; and risks inherent in litigation and the outcome of litigation and product warranty claims. Should one or more of these risks or uncertainties materialize, or should the assumptions underlying the forward-looking statements prove incorrect, actual outcomes could vary materially from those indicated. Significant risks and uncertainties that may affect the operations, performance, and results of the Company’s business and forward-looking statements include, but are not limited to, those set forth under Item 1A, “Risk Factors,” and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2019, or as updated and amended by other periodic filings with the Securities and Exchange Commission.

The forward-looking statements in this release are made as of the date of this release and we assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as required by the federal securities laws.

L.B. Foster Media Contact
Jake Fuellhart, Marketing and Communications Manager,
Global Corporate Marketing
Phone Number: 412.928.5645
Email: jfuellhart@lbfoster.com